UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2024

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, at the Elme Communities (“Elme”) 2024 annual meeting of shareholders on May 30, 2024 (the “annual meeting”), the shareholders of Elme approved the amendment and restatement of the Elme Communities 2016 Omnibus Incentive Plan (as amended and restated effective as of May 30, 2024) (the “Plan”) that, among other things, increased the number of shares available for issuance under the Plan by 2,900,000 common shares of beneficial interest, par value $0.01. The material terms and conditions of the Plan have been previously described under Proposal 3 of Elme’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 18, 2024, and are incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The foregoing summary is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Election of Directors

At the annual meeting held on May 30, 2024, Elme’s shareholders elected Jennifer S. Banner as a trustee of the Board of Trustees (the “Board”) to serve until Elme’s 2025 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Banner received the following votes:

For	Against	Abstain	Broker Non-Votes
72,111,769	937,345	52,630	7,397,560

Elme’s shareholders also elected Benjamin S. Butcher as a trustee of the Board to serve until Elme’s 2025 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Butcher received the following votes:

For	Against	Abstain	Broker Non-Votes
72,555,217	484,986	61,541	7,397,560

Elme’s shareholders also elected Susan Carras as a trustee of the Board to serve until Elme’s 2025 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Carras received the following votes:

For	Against	Abstain	Broker Non-Votes
72,511,718	535,435	54,591	7,397,560

Elme’s shareholders also elected Ellen M. Goitia as a trustee of the Board to serve until Elme’s 2025 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Goitia received the following votes:

For	Against	Abstain	Broker Non-Votes
71,949,692	1,108,934	43,118	7,397,560

Elme’s shareholders also elected Paul T. McDermott as a trustee of the Board to serve until Elme’s 2025 annual meeting of shareholders and until his successor is elected and qualifies. Mr. McDermott received the following votes:

For	Against	Abstain	Broker Non-Votes
70,501,252	2,513,905	86,587	7,397,560

Elme’s shareholders also elected Thomas H. Nolan, Jr. as a trustee of the Board to serve until Elme’s 2025 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Nolan received the following votes:

For	Against	Abstain	Broker Non-Votes
71,873,198	1,179,946	48,600	7,397,560

Elme’s shareholders also elected Anthony L. Winns as a trustee of the Board to serve until Elme’s 2025 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Winns received the following votes:

For	Against	Abstain	Broker Non-Votes
68,678,927	4,373,194	49,623	7,397,560

Advisory Vote to Approve Named Executive Officer Compensation

Elme’s shareholders approved, by nonbinding advisory vote, the compensation paid to Elme’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
69,677,166	3,226,286	198,292	7,397,560

Approval of the Amendment and Restatement of the 2016 Omnibus Incentive Plan

Elme’s shareholders approved the amendment and restatement of the 2016 Omnibus Incentive Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
70,345,877	2,555,074	200,793	7,397,560

Ratification of Ernst & Young as Elme’s Independent Registered Public Accounting Firm

Elme’s shareholders ratified the appointment of Ernst & Young LLP as Elme’s independent registered public accounting firm for the fiscal year ending December 31, 2024. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
78,462,124	1,959,747	77,433	—

The results reported above are final voting results.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Elme Communities 2016 Omnibus Incentive Plan (as amended and restated effective as of May 30, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Senior Vice President and Chief Administrative Officer

June 4, 2024
(Date)